SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            Alarmguard Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

                                   May 1, 1997
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                Date of Report (Date of earliest event reported)

              Delaware              001-08138           33-0318116
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       (State or other juris-       (Commission       (I.R.S. employer
      diction of incorporation     file number)     identification no.)

          125 Frontage Road, Orange, Connecticut           06477
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         (Address of principal executive offices)       (Zip Code)

                                 (203) 795-9000
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              (Registrant's telephone number, including area code)

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         (Former name or former address, if changed since last report)
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Item 2.     Acquisition or Disposition of Assets

      On May 1, 1997, Security Systems Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("SSH"), acquired (the "Acquisition") all of the outstanding capital stock of Protective Alarms, Inc., a Connecticut corporation ("Pro"), from Steven Levine, Fritzie Levine and the other existing stockholders of Pro (collectively, the "Sellers") pursuant to a Stock Purchase and Sale Agreement, dated as of December 20, 1996, as amended (the "Stock Purchase Agreement"), among SSH and the Sellers. In addition, on May 1, 1997, immediately after the consummation of the Acquisition, Pro was merged with and into Alarmguard, Inc., a Delaware corporation and a wholly-owned subsidiary of SSH.

      Pro (together with its subsidiary, "Protective Alarms") is a security alarm installation and monitoring company doing business primarily in Connecticut and Westchester County, New York, that provides security equipment and monitoring services to homeowners and businesses. In addition, Protective Alarms specializes in providing security and monitoring services to businesses with multiple locations, under the name "Pro National," primarily in the Northeastern United States. On May 1, 1997, Protective Alarms had approximately 9,000 alarm subscribers and approximately $400,000 of monthly recurring revenue ("MRR"). (MRR means monthly recurring revenue that a company is entitled to receive under contracts in effect at the end of such period. MRR is a term commonly used in the security alarm industry as a measure of the size of a company. It does not measure profitability or performance, and does not include any allowance for future subscriber attrition or for uncollectible accounts receivable.)

      At the closing of the Acquisition (the "Closing"), SSH paid to the Sellers, as the purchase price for the Pro stock, (i) $14,339,014 in cash (which included $250,000 previously paid as a cash deposit) and (ii) a promissory note in the amount of $1,755,000, bearing interest at the rate of 10% per annum and secured by an irrevocable letter of credit, due upon the completion of certain post-closing adjustments to the purchase price based upon a review of the value of Protective Alarm's assets as of the Closing. In addition, SSH repaid at the Closing an aggregate of $1,488,955 of Protective Alarms' bank and other third-party debt. Pursuant to the Stock Purchase Agreement, SSH also paid to the Seller at the Closing $1.3 million in additional consideration as an advance on amounts payable to the Sellers upon the installation, during the 12 month period following the Closing, of alarm monitoring systems under national account contracts which are in effect as of the Closing. Additional amounts to be paid with respect to such installations will not exceed $1.6 million.

      Pursuant to the Stock Purchase Agreement, the Sellers have agreed to indemnify SSH and Alarmguard, Inc. against losses due to breaches of representations or covenants contained in the Stock Purchase Agreement or due to liabilities to third parties arising prior to the Closing. In connection with the Closing, Alarmguard, Inc. entered into a one-year employment agreement (the "Employment Agreement") with Steven Levine, and each of the Sellers entered into a non-compete agreement (the "Non-Compete Agreement") with SSH. In addition, Alarmguard, Inc. entered into


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

a five year lease agreement (the "Lease Agreement") with a partnership, one of whose partners is Steven Levine.

      The purchase price for the Pro stock and the repayment of Protective Alarm's third-party debt at the Closing was funded with cash balances of the Registrant and with borrowings under Alarmguard Inc.'s senior secured revolving credit facility with the Bank of Boston Connecticut, General Electric Capital Corporation and IBJ Schroeder Bank & Trust Company. The amount of the purchase price was based primarily on Protective Alarm's MRR as of the date of Closing and was determined in arm's-length negotiations between SSH and the Sellers. The acquisition will be accounted for under the purchase method of accounting, whereby the purchase price will be allocated to the assets acquired and liabilities assumed based on their relative fair values on the date of Closing.

      The Stock Purchase Agreement, the Employment Agreement, the Non-Compete Agreement and the Lease Agreement are filed as exhibits to this Report on Form 8-K and are incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Business Acquired.

            It is impracticable at this time to file the required financial statements for the acquired business. The Registrant will file such financial statements as soon as practicable, but not later than 60 days after the date on which this Report on Form 8-K is required to be filed.

      (b)   Pro Forma Financial Information.

            It is impracticable to provide the required pro forma financial statements for the acquired business. The Registrant will file such financial statements as soon as practicable, but not later than 60 days after the date on which this Report on Form 8-K is required to be filed.


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      (c)   Exhibits.

      Number            Exhibit

      2.1 Stock Purchase Agreement, dated December 20, 1996, between Security Systems Holdings, Inc. and the Sellers (restated to reflect the Amendment to Stock Purchase Agreement dated as of February 28, 1997) (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4 (file No. 333-23307) of the Registrant).

      2.2               Amendment No. 2 to Stock Purchase Agreement, dated May
                        1, 1997.

      2.3 Employment Agreement, between Alarmguard, Inc. and Steven Levine, dated May 1, 1997.

      2.4 Non-Compete Agreement between Security Systems Holdings, Inc. and the Sellers, dated as of May 1, 1997.

      2.5 Lease Agreement between One River Associates and Alarmguard, Inc., dated April 30, 1997.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALARMGUARD HOLDINGS, INC.

Dated:  May 15, 1997                By:/s/David Heidecorn
                                       ------------------------------------
                                       Name:  David Heidecorn
                                       Title: Executive Vice President & Chief
                                              Financial Officer


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                                 EXHIBIT INDEX

Exhibit
No.       Exhibit

2.1 Stock Purchase Agreement, dated December 20, 1996, between Security Systems Holdings, Inc. and the Sellers (restated to reflect the Amendment to Stock Purchase Agreement dated as of February 28, 1997) (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4 (file No. 333-23307) of the Registrant).

2.2       Amendment No. 2 to Stock Purchase Agreement, dated May 1, 1997.

2.3 Employment Agreement, between Alarmguard, Inc. and Steven Levine, dated May 1, 1997.

2.4 Non-Compete Agreement between Security Systems Holdings, Inc. and the Sellers, dated as of May 1, 1997.

2.5 Lease Agreement between One River Associates and Alarmguard, Inc., dated April 30, 1997.